UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 27, 2017

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2017, Piper Jaffray Companies (the “Company”) announced that, upon recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of the Company, Chad R. Abraham was appointed as a member of the Board for an initial term beginning on January 1, 2018 (the “Effective Date”) and expiring at the Company’s 2018 annual meeting of shareholders.  In connection with Mr. Abraham’s appointment, the Board increased the size of the Board by one, to ten directors. As previously announced, Mr. Abraham will also assume the role of Chief Executive Officer of the Company on the Effective Date.

There are no arrangements or understandings between Mr. Abraham and any other persons pursuant to which Mr. Abraham was selected as a director of the Company. There are no relationships or related transactions between Mr. Abraham and the Company that would be required to be reported under Item 404(a) of Regulation S-K. As an employee director, Mr. Abraham will not serve on any committees of the Board and will not receive any additional compensation for his service as a member of the Board.

Item 7.01.                                        Regulation FD Disclosure.

On December 27, 2017, the Company issued a press release announcing the event discussed in Item 5.02 above, the text of which is furnished as Exhibit 99 hereto.  The information contained in this Item 7.01 and Exhibit 99 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

99           Press Release dated December 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: December 27, 2017	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary